SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
January 5, 2004

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
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              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
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                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

           On January 5, 2004 Hancock Holding Company issued a press release reporting that it had completed the purchase of Magna Insurance Company.  A copy of the press release is filed as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

             (c)  Exhibits.

                      99.1   Press Release issued by Hancock Holding Company
                             dated January 5, 2004, headed "Hancock Holding
                             Company Completes Magna Insurance Purchase"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 5, 2004
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                         Exhibit 99.1 to Hancock Holding Company Form 8-K

For Immediate Release                For More Information
January 5, 2004                      George A. Schloegel, Chief Executive Officer
                                     Carl J. Chaney, Chief Financial Officer
                                     Paul D. Guichet, Vice President, Investor Relations
                                     800.522.6542 or 228.214.5242
                                     www.hancockbank.com

                            Hancock Holding Company completes Magna Insurance purchase

     GULFPORT,  MS  (January  5, 2004) - Senior  officials  of  Hancock  Holding  Company - the  parent  company of
104-year-old  Hancock Bank - today  announced the  completion of its  acquisition  of Magna  Insurance  Company,  a wholly owned subsidiary of Union Planters  Corporation,  Memphis,  TN, thereby  significantly  expanding  Hancock's insurance business opportunities.

     With the purchase,  Harrison Life Insurance Company, a Hancock subsidiary  established in 1978 and licensed in
Mississippi  and  Louisiana,  will merge with Magna  Insurance  Company.  The venture will enable  Hancock to offer
Magna  products and services  through  Hancock Bank and other client banks across the entire  Southeast and much of the Midwest.

     "This purchase  represents  another proactive step in bringing our Hancock customers  comprehensive  financial services choices, from traditional banking to wealth management,  investments,  trust, and insurance," said Hancock
Holding Company Chief Financial Officer Carl J. Chaney.

     Chartered  in  1987,  Magna  Insurance  Company  is a  well-capitalized,  profitable  life  insurance  company headquartered  in Mississippi and licensed to conduct  business in 16 states.  With assets of $28.3 million,  Magna is rated B++, or very good, by A.M.  Best,  the world's  oldest,  most  authoritative  source of insurance  company ratings and the industry's  standard  measure of insurer  financial  performance.  Magna is currently  approved for business in Alabama,  Arkansas,  Florida,  Georgia,  Illinois,  Indiana,  Iowa, Kentucky,  Louisiana,  Mississippi,
Missouri, North Carolina, South Carolina, Tennessee, Texas, and Virginia.

     Hancock Holding Company has assets of more than $4.1 billion.  Founded 1899,  Hancock Bank consistently  ranks among the top 4.9 percent of America's  financial  institutions  for  financial  stability and  soundness.  Hancock
Bank operates 101 offices and more than 135 automated teller machines  throughout  South  Mississippi and Louisiana as well as other  subsidiaries  Hancock  Investment  Services,  Inc.,  Hancock Insurance  Agency,  Hancock Mortgage
Corporation,  and Harrison  Finance  Company.  Additional  corporate  information  and on-line banking and bill pay services are available at www.hancockbank.com.

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